UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval of the Fund’s Management Agreement
39	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see potential value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Warren Chiang and C.Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Active MidCap Fund’s Class A shares produced a total return of 17.62%, Class B shares returned 16.69%, Class C shares returned 16.61% and Class I shares returned 17.66%. 1 In comparison, the Russell Midcap Index (the “Index”), the fund’s benchmark, produced a total return of 25.48% for the same period.2

Although stocks encountered heightened volatility in 2010, a rally in the fall enabled equities to end the year with double-digit gains. Midcap stocks produced significantly higher returns than their large-cap counter-parts.The fund produced lower returns than its benchmark, primarily due to shortfalls in our security selections over the second half of the year, when the valuation factors considered by our quantitative process proved relatively ineffective.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, defined by the fund as companies included in the Russell Midcap Index at the time of purchase. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index.We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Waning Economic Concerns Fueled a Market Rally

Although much of the world had emerged from recession by the start of 2010, a number of new developments shook investors’ confidence.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Europe was roiled by a sovereign debt crisis when Greece and, later, Ireland found themselves unable to finance heavy debt loads, leading to fiscal austerity measures that threatened the region’s sluggish economic rebound. Meanwhile, disappointing housing and employment data in the United States weighed on already mild domestic growth. Consequently, U.S. stocks generally declined over the first half of the year.

Over the summer, however, it became more clear that investors’ economic concerns may have been overblown. Corporate earnings exceeded analysts’ expectations, commodity prices climbed amid robust demand from the emerging markets, and the U.S. and global economies remained on upward trajectories. New stimulative efforts by the Federal Reserve Board also boosted investor sentiment, and stocks rallied strongly in the fall.

Quantitative Models Produced Mixed Results

Our proprietary valuation factors generally failed to predict stock price movements in 2010, as the market was influenced mainly by investors’ changing economic expectations. The earnings quality and price momentum factors considered by our quantitative models exerted a more positive influence on the fund’s results.

The ineffectiveness of our proprietary valuation metrics was especially apparent in the consumer discretionary sector, where tax preparer H&R Block was attractively valued, in our view, and produced strong cash flows with solid earnings and little debt. However, the stock was undermined by concerns about competitive pressures from do-it-yourself tax preparation software. In the industrials sector, for-profit education company Corinthian Colleges was hurt by intensifying regulatory scrutiny, driving an already attractive valuation lower. Among technology companies, disk drive makers SeagateTechnology and Western Digital exhibited high-quality earnings characteristics and attractive stock prices, but they lagged due to investors’ concerns regarding the potential implications of the trend toward “cloud computing,” in which businesses maintain data and applications over the Internet.

Although these holdings detracted from the fund’s relative performance, others enabled the fund to participate in the market’s 2010 gains to a significant degree. In the health care sector, generic drug producer Perrigo produced record earnings, and pain management specialist Endo

Pharmaceutical Holdings advanced on the strength of smart acquisitions and solid fundamentals.The consumer staples sector also fared relatively well, due in part to strong results from Del Monte Foods, which received a takeover offer, and Estee Lauder, which benefited from renewed consumer demand for higher-end brands. Also ranking among the fund’s top performers in 2010 was semiconductors manufacturer Vishay Intertechnology, which benefited from a strong pricing environment. Machine tools maker The Timken Company gained value due to solid earnings momentum and an attractive valuation, and automobile safety components producer Autoliv exceeded analysts’ earnings forecasts, driving its stock price higher.

Anticipating a Return to Fundamentals

The U.S. and global economic recoveries appear to have gained traction over the final months of 2010, which suggests to us that investors will turn their attention away from macroeconomic events and toward the strengths and weaknesses of individual companies. Our disciplined investment process may be especially well suited to a more selective market environment in which investors make objective decisions based on company fundamentals, including their valuations, earnings quality and behavioral characteristics.

January 18, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 31, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Active MidCap Fund on
12/31/00 to a $10,000 investment made in the Russell Midcap Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The performance of the fund’s Class A shares shown in the line graph takes into account the maximum initial sales charge and all other applicable fees and expenses. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	10.86%	–2.17%	2.22%
without sales charge	1/29/85	17.62%	–1.01%	2.83%
Class B shares
with applicable redemption charge †	11/27/02	12.69%	–2.09%	2.52%†††,††††
without redemption	11/27/02	16.69%	–1.80%	2.52%†††,††††
Class C shares
with applicable redemption charge ††	11/27/02	15.61%	–1.78%	2.19%†††
without redemption	11/27/02	16.61%	–1.78%	2.19%†††
Class I shares	11/27/02	17.66%	–1.12%	2.83%†††
Russell Midcap Index		25.48%	4.66%	6.54%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund reflect the performance of the fund’s Class A shares for periods prior to 11/27/02 (the inception date for Class B, C and I shares), adjusted to reflect the applicable sales load for each share class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.88	$ 10.50	$ 11.33	$ 6.49
Ending value (after expenses)	$1,219.60	$1,216.20	$1,214.40	$1,220.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.26	$ 9.55	$ 10.31	$ 5.90
Ending value (after expenses)	$1,019.00	$1,015.73	$1,014.97	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 1.88% for Class B, 2.03% for Class C, and 1.16% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—16.1%
Aeropostale	128,150 [a,b]	3,157,616
American Greetings, Cl. A	35,100 [a]	777,816
Autoliv	99,700 [a]	7,870,318
Big Lots	135,600 [a,b]	4,130,376
CBS, Cl. B	19,400	369,570
DeVry	9,300 [a]	446,214
Gannett	414,200 [a]	6,250,278
H & R Block	459,300 [a]	5,470,263
ITT Educational Services	89,100 [a,b]	5,674,779
J Crew Group	6,200 [a,b]	267,468
McGraw-Hill	75,300	2,741,673
Ross Stores	80,000	5,060,000
TRW Automotive Holdings	10,000 [b]	527,000
VF	44,400 [a]	3,826,392
Warnaco Group	119,100 [a,b]	6,558,837
Washington Post, Cl. B	15,100 [a]	6,636,450
Whirlpool	77,900 [a]	6,919,857
Williams-Sonoma	110,600 [a]	3,947,314
		70,632,221
Consumer Staples—7.0%
Church & Dwight	26,600 [a]	1,835,932
Coca-Cola Enterprises	72,200	1,807,166
ConAgra Foods	233,700 [a]	5,276,946
Corn Products International	16,500 [a]	759,000
Del Monte Foods	22,500	423,000
Dr. Pepper Snapple Group	182,200	6,406,152
Energizer Holdings	19,800 [b]	1,443,420
Hershey	122,300 [a]	5,766,445
Safeway	5,700 [a]	128,193
Tyson Foods, Cl. A	387,100	6,665,862
		30,512,116
Energy—8.4%
Arch Coal	201,100 [a]	7,050,566
Cimarex Energy	92,700 [a]	8,206,731
EXCO Resources	43,100 [a]	837,002

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Forest Oil	166,500 [b]	6,322,005
Valero Energy	352,900 [a]	8,159,048
Whiting Petroleum	54,600 [a,b]	6,398,574
		36,973,926
Financial—13.4%
American Financial Group	121,900	3,936,151
Annaly Capital Management	279,400 [a,c]	5,006,848
Apartment Investment & Management, Cl. A	80,900 [a,c]	2,090,456
Aspen Insurance Holdings	49,500	1,416,690
City National	58,500 [a]	3,589,560
Douglas Emmett	4,700 [a]	78,020
Endurance Specialty Holdings	37,600 [a]	1,732,232
Fifth Third Bancorp	346,700 [a]	5,089,556
Host Hotels & Resorts	163,200 [a,c]	2,916,384
Moody’s	219,100 [a]	5,814,914
Nasdaq OMX Group	38,600 [a,b]	915,206
Plum Creek Timber	900 [a,c]	33,705
Rayonier	116,100 [a,c]	6,097,572
Reinsurance Group of America	87,800 [a]	4,715,738
SL Green Realty	49,900 [a,c]	3,368,749
SVB Financial Group	62,900 [a,b]	3,336,845
T. Rowe Price Group	30,600 [a]	1,974,924
Unum Group	76,200	1,845,564
Waddell & Reed Financial, Cl. A	136,200 [a]	4,806,498
		58,765,612
Health Care—10.8%
C.R. Bard	78,300 [a]	7,185,591
Cephalon	97,500 [a,b]	6,017,700
CIGNA	184,700	6,771,102
Forest Laboratories	146,400 [b]	4,681,872
Health Net	53,700 [b]	1,465,473
Humana	119,600 [b]	6,546,904
Kinetic Concepts	5,200 [a,b]	217,776
Laboratory Corp. of America Holdings	11,800 [a,b]	1,037,456
Life Technologies	116,900 [b]	6,487,950
Mettler-Toledo International	10,500 [a,b]	1,587,705

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Waters	72,600 [b]	5,641,746
		47,641,275
Industrial—10.0%
Alaska Air Group	104,000 [b]	5,895,760
Cummins	8,800 [a]	968,088
Kennametal	91,100 [a]	3,594,806
L-3 Communications Holdings	91,000 [a]	6,414,590
Oshkosh	31,600 [b]	1,113,584
Owens Corning	90,200 [a,b]	2,809,730
Southwest Airlines	378,000 [a]	4,906,440
Textron	276,300 [a]	6,531,732
Timken	166,900 [a]	7,966,137
Toro	63,800 [a]	3,932,632
		44,133,499
Information Technology—19.3%
Advanced Micro Devices	61,200 [a,b]	500,616
Amdocs	235,200 [b]	6,460,944
Broadridge Financial Solutions	74,800	1,640,364
CA	195,300	4,773,132
Cadence Design Systems	91,500 [b]	755,790
Computer Sciences	136,800	6,785,280
Convergys	210,700 [a,b]	2,774,919
DST Systems	65,400	2,900,490
Fairchild Semiconductor International	538,000 [a,b]	8,398,180
Fiserv	117,800 [a,b]	6,898,368
IAC/InterActiveCorp	49,700 [a,b]	1,426,390
Lender Processing Services	177,300 [a]	5,233,896
Lexmark International, Cl. A	159,600 [b]	5,557,272
Plantronics	115,100	4,284,022
RF Micro Devices	456,500 [a,b]	3,355,275
SanDisk	179,800 [b]	8,964,828
Tellabs	751,200	5,093,136
Vishay Intertechnology	544,800 [a,b]	7,997,664
WebMD Health	17,400 [b]	888,444
		84,689,010

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Materials—5.1%
Ball	83,800	5,702,590
Cytec Industries	40,700	2,159,542
Domtar	73,500 [a]	5,580,120
Lubrizol	71,400	7,631,232
Minerals Technologies	22,000 [a]	1,439,020
Sealed Air	3,500	89,075
		22,601,579
Telecommunication Services—.3%
Telephone & Data Systems	39,200 [a]	1,432,760
Utilities—9.5%
American Water Works	10,297	260,411
CMS Energy	253,300 [a]	4,711,380
Constellation Energy Group	194,100	5,945,283
DPL	176,500 [a]	4,537,815
DTE Energy	126,700	5,742,044
Great Plains Energy	288,900	5,601,771
Questar	94,300 [a]	1,641,763
TECO Energy	236,500 [a]	4,209,700
Westar Energy	178,200 [a]	4,483,512
Wisconsin Energy	77,500	4,561,650
		41,695,329
Total Common Stocks
(cost $375,140,689)		439,077,327

Other Investment—.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $896,000)	896,000 [d]	896,000

Investment of Cash Collateral
for Securities Loaned—30.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $132,888,468)	132,888,468 [d]	132,888,468

Total Investments (cost $508,925,157)	130.3%	572,861,795
Liabilities, Less Cash and Receivables	(30.3%)	(133,355,360)
Net Assets	100.0%	439,506,435

a Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$131,120,108 and the market value of the collateral held by the fund was $135,367,594, consisting of cash collateral of $132,888,468 and U.S. Government and Agency securities valued at $2,479,126.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	30.4	Utilities	9.5
Information Technology	19.3	Energy	8.4
Consumer Discretionary	16.1	Consumer Staples	7.0
Financial	13.4	Materials	5.1
Health Care	10.8	Telecommunication Services	.3
Industrial	10.0		130.3

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $131,120,108)—Note 1(b)
Unaffiliated issuers			375,140,689	439,077,327
Affiliated issuers			133,784,468	133,784,468
Cash				40,545
Dividends receivable				624,146
Receivable for shares of Common Stock subscribed				25,538
Prepaid expenses				35,394
				573,587,418
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				437,837
Liability for securities on loan—Note 1(b)				132,888,468
Payable for shares of Common Stock redeemed				532,847
Accrued expenses				221,831
				134,080,983
Net Assets ($)				439,506,435
Composition of Net Assets ($):
Paid-in capital				598,238,248
Accumulated undistributed investment income—net				102,456
Accumulated net realized gain (loss) on investments				(222,770,907)
Accumulated net unrealized appreciation
(depreciation) on investments				63,936,638
Net Assets ($)				439,506,435

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	424,219,750	2,765,829	7,918,819	4,602,037
Shares Outstanding	12,914,536	88,293	252,321	138,381
Net Asset Value Per Share ($)	32.85	31.33	31.38	33.26

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,450,931
Affiliated issuers	4,612
Income from securities lending—Note 1(b)	54,406
Total Income	6,509,949
Expenses:
Management fee—Note 3(a)	3,344,821
Shareholder servicing costs—Note 3(c)	1,847,101
Professional fees	86,285
Distribution fees—Note 3(b)	83,167
Directors’ fees and expenses—Note 3(d)	43,538
Custodian fees—Note 3(c)	40,763
Registration fees	36,506
Prospectus and shareholders’ reports	23,359
Loan commitment fees—Note 2	9,305
Interest expense—Note 2	779
Miscellaneous	40,124
Total Expenses	5,555,748
Less—reduction in expenses due to undertakings—Note 3(a)	(196,772)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,937)
Net Expenses	5,356,039
Investment Income—Net	1,153,910
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	62,668,728
Net unrealized appreciation (depreciation) on investments	4,403,371
Net Realized and Unrealized Gain (Loss) on Investments	67,072,099
Net Increase in Net Assets Resulting from Operations	68,226,009

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	1,153,910	3,723,157
Net realized gain (loss) on investments	62,668,728	(134,898,912)
Net unrealized appreciation
(depreciation) on investments	4,403,371	257,839,035
Net Increase (Decrease) in Net Assets
Resulting from Operations	68,226,009	126,663,280
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,434,565)	(3,303,232)
Class C Shares	—	(3,117)
Class I Shares	(14,938)	(18,759)
Total Dividends	(1,449,503)	(3,325,108)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	68,678,060	35,520,958
Class B Shares	7,088	45,970
Class C Shares	695,822	422,108
Class I Shares	2,287,852	1,970,230
Class T Shares	—	150,635
Dividends reinvested:
Class A Shares	1,354,276	3,096,988
Class C Shares	—	2,877
Class I Shares	10,332	14,794
Cost of shares redeemed:
Class A Shares	(155,512,976)	(126,352,944)
Class B Shares	(2,690,587)	(3,471,598)
Class C Shares	(2,366,005)	(2,199,010)
Class I Shares	(2,472,123)	(3,445,040)
Class T Shares	—	(5,957,856)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(90,008,261)	(100,201,888)
Total Increase (Decrease) in Net Assets	(23,231,755)	23,136,284
Net Assets ($):
Beginning of Period	462,738,190	439,601,906
End of Period	439,506,435	462,738,190
Undistributed investment income—net	102,456	398,049

	Year Ended December 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	2,328,303	1,612,675
Shares issued for dividends reinvested	41,929	108,942
Shares redeemed	(5,344,958)	(5,679,685)
Net Increase (Decrease) in Shares Outstanding	(2,974,726)	(3,958,068)
Class Bb
Shares sold	201	1,987
Shares redeemed	(95,487)	(155,459)
Net Increase (Decrease) in Shares Outstanding	(95,286)	(153,472)
Class C
Shares sold	24,476	18,413
Shares issued for dividends reinvested	—	105
Shares redeemed	(84,578)	(105,021)
Net Increase (Decrease) in Shares Outstanding	(60,102)	(86,503)
Class I
Shares sold	76,069	84,530
Shares issued for dividends reinvested	309	515
Shares redeemed	(83,000)	(154,444)
Net Increase (Decrease) in Shares Outstanding	(6,622)	(69,399)
Class Tc
Shares sold	—	7,375
Shares redeemed	—	(304,847)
Net Increase (Decrease) in Shares Outstanding	—	(297,472)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended December 31, 2010, 58,653 Class B shares representing $1,650,361, were automatically converted to 56,039 Class A shares and during the period ended December 31, 2009, 75,570 Class B shares representing $1,769,768 were automatically converted to 72,127 Class A shares.
c	On the close of business on February 4, 2009, 48,954 Class T shares representing $959,991 were converted to
48,460 Class A shares.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	28.02	20.87	38.24	47.92	47.02
Investment Operations:
Investment income—net[a]	.08	.21	.13	.24	.14
Net realized and unrealized
gain (loss) on investments	4.86	7.15	(17.22)	(2.51)	6.16
Total from Investment Operations	4.94	7.36	(17.09)	(2.27)	6.30
Distributions:
Dividends from
investment income—net	(.11)	(.21)	(.28)	(.18)	(.08)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(7.23)	(5.32)
Total Distributions	(.11)	(.21)	(.28)	(7.41)	(5.40)
Net asset value, end of period	32.85	28.02	20.87	38.24	47.92
Total Return (%)[c]	17.62	35.24	(44.73)	(4.76)	13.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.32	1.22	1.19	1.20
Ratio of net expenses
to average net assets	1.18	1.21	1.21	1.19	1.20
Ratio of net investment income
to average net assets	.28	.90	.40	.50	.29
Portfolio Turnover Rate	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period
($ x 1,000)	424,220	445,290	414,176	1,021,924	1,131,962

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

		Year Ended December 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	26.85	20.03	36.56	46.33	45.86
Investment Operations:
Investment (loss)—net[a]	(.15)	(.00)[b]	(.14)	(.14)	(.23)
Net realized and unrealized
gain (loss) on investments	4.63	6.82	(16.39)	(2.40)	6.02
Total from Investment Operations	4.48	6.82	(16.53)	(2.54)	5.79
Distributions:
Dividends from net realized
gain on investments	—	—	(.00)[b]	(7.23)	(5.32)
Net asset value, end of period	31.33	26.85	20.03	36.56	46.33
Total Return (%)[c]	16.69	34.05	(45.21)	(5.51)	12.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09	2.24	2.07	1.97	1.97
Ratio of net expenses
to average net assets	2.01	2.12	2.06	1.97	1.97
Ratio of net investment (loss)
to average net assets	(.56)	(.01)	(.45)	(.30)	(.49)
Portfolio Turnover Rate	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period ($ x 1,000)	2,766	4,929	6,752	17,435	22,388

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	26.91	20.07	36.60	46.36	45.90
Investment Operations:
Investment income (loss)—net[a]	(.15)	.02	(.12)	(.12)	(.20)
Net realized and unrealized
gain (loss) on investments	4.62	6.83	(16.41)	(2.41)	5.98
Total from Investment Operations	4.47	6.85	(16.53)	(2.53)	5.78
Distributions:
Dividends from investment income—net	—	(.01)	—	—	—
Dividends from net realized
gain on investments	—	—	(.00)[b]	(7.23)	(5.32)
Total Distributions	—	(.01)	(.00)[b]	(7.23)	(5.32)
Net asset value, end of period	31.38	26.91	20.07	36.60	46.36
Total Return (%)[c]	16.61	34.13	(45.16)	(5.48)	12.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.05	2.14	2.02	1.94	1.93
Ratio of net expenses
to average net assets	2.01	2.03	2.01	1.94	1.93
Ratio of net investment income
(loss) to average net assets	(.54)	.09	(.41)	(.26)	(.43)
Portfolio Turnover Rate	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period ($ x 1,000)	7,919	8,407	8,005	21,231	26,406

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

		Year Ended December 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	28.36	21.10	38.49	48.25	47.37
Investment Operations:
Investment income (loss)—net[b]	.10	.16	(.04)	.29	.16
Net realized and unrealized
gain (loss) on investments	4.91	7.23	(17.27)	(2.54)	6.19
Total from Investment Operations	5.01	7.39	(17.31)	(2.25)	6.35
Distributions:
Dividends from investment income—net	(.11)	(.13)	(.08)	(.28)	(.15)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(7.23)	(5.32)
Total Distributions	(.11)	(.13)	(.08)	(7.51)	(5.47)
Net asset value, end of period	33.26	28.36	21.10	38.49	48.25
Total Return (%)	17.66	35.01	(45.03)	(4.67)	13.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.61	1.68	1.09	1.18
Ratio of net expenses
to average net assets	1.13	1.50	1.66	1.09	1.18
Ratio of net investment income
(loss) to average net assets	.33	.70	(.13)	.60	.32
Portfolio Turnover Rate	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period ($ x 1,000)	4,602	4,112	4,524	20,696	15,328

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund	21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective seeks to maximize capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (40 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	431,207,009	—	—	431,207,009
Equity Securities—
Foreign†	7,870,318	—	—	7,870,318
Mutual Funds	133,784,468	—	—	133,784,468
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $23,317 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated					Net
Investment	Value			Value	Assets
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	(%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	5,831,000	108,504,000	113,439,000	896,000.2

Affiliated				Net
Investment	Value		Value	Assets
Company	12/31/2009 ($)	Purchases ($)	Sales ($) 12/31/2010 ($)	(%)
Dreyfus
Institutional
Cash
Advantage
Fund	76,044,585	382,997,707	326,153,824 132,888,468	30.2
Total	81,875,585	491,501,707	439,592,824 133,784,468	30.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $101,986, accumulated capital losses $222,770,409 and unrealized appreciation $63,936,140.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $11,018,694 of the carryover expires in fiscal 2016 and $211,751,715 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $1,449,503 and $3,325,108, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryovers from fund mergers, the fund decreased accumulated net realized gain (loss) on investment by $3,059,524 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $52,100, with a related weighted average annualized interest rate of 1.50%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager had agreed, from January 1, 2010 through May 31, 2010, to waive a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets. The Manager has contractually agreed, from June 1, 2010 through May 31, 2011, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertakings, amounted to $196,772 during the period ended December 31, 2010.

During the period ended December 31, 2010, the Distributor retained $5,830 from commissions earned on sales of the fund’s Class A shares, and $7,936 and $6,058 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2010, Class B and Class C shares were charged $22,539 and $60,628, respectively, pursuant to the Plan. During the period ended December 31, 2010, Class B shares were charged less than the maximum allowable rate in accordance with regulatory requirements that limit the amount of sales charges a mutual fund may impose based on sales of the fund’s shares.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, Class A, Class B and Class C shares were charged $1,075,339, $8,777 and $20,209, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $320,061 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $48,435 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2,937.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $40,763 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $281,335, Rule 12b-1 distribution plan fees $5,077, shareholder services plan fees $92,803, custodian fees $8,400, chief compliance officer fees $1,728 and transfer agency per account fees $48,616, which are offset against an expense reimbursement currently in effect in the amount of $122.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $546,336,015 and $636,198,887, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $508,925,655; accordingly, accumulated net unrealized appreciation on investments was $63,936,140, consisting of $68,296,533 gross unrealized appreciation and $4,360,393 gross unrealized depreciation.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Active MidCap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Active MidCap Fund (formerly, Dreyfus New Leaders Fund) (one of the series comprising Strategic Funds, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 28, 2011

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,449,503 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 8-9, 2010, the Board considered the renewal of the fund’s Management Agreement with Dreyfus pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size, and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians, and the fund’s total expenses were below the Expense Group and Expense Universe medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus and Dreyfus’ undertaking to continue this arrangement through May 31, 2011.

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board received a presentation from the fund’s portfolio manager regarding the quantitative process that underlies investment decision-making for the fund and the challenges presented during the past year to the process.The Board noted that the team of portfolio managers managing the fund assumed primary portfolio management responsibility in the first quarter of 2009, and the generally strong track record this group has achieved from managing other Dreyfus equity funds. The Board agreed to continue to closely monitor fund performance and to re-assess the portfolio management team’s performance as the 3-year period approaches.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees paid to Dreyfus or its affiliates for advising any funds in the same Lipper category as the fund and paid to Dreyfus or a Dreyfus-affiliated primary employer of the fund’s primary portfolio managers for advising separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the prof-

itability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

The Fund	37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board noted the portfolio manager’s presentation on the fund’s quantitative process, the factors that affected fund performance over the past year, the team of portfolio managers managing the fund only having assumed primary portfolio management responsibility in the first quarter of 2009, and the generally strong track record this group has achieved from managing other Dreyfus equity funds.The Board agreed to continue to closely monitor fund performance and to re- assess the portfolio management team’s performance as the 3-year period approaches.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement for a shorter six-month period, through May 31, 2011, was in the best interests of the fund and its shareholders, and noted that the six-month re-approval period offered the Board the opportunity to further assess the fund’s portfolio management team and strategy and their ability to improve relative total return performance.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,942     in 2009 and $31,942 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276         in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,638 in 2009 and $3,931 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $132 in 2009 and $168  in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,975,296 in 2009 and $     39,552,052 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: February 23, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: February 23, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)